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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 6, 2006

SOUTH SHORE RESOURCES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-31289	88-0256854
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

120 Adelaide Street West, Suite 1214
Toronto, Ontario
Canada M5H 1T1
(Address of principal executive offices and Zip Code)

(416) 281-3335
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 6, 2006, we issued 4,472,110 restricted shares of common stock to Richard Wachter, our president. The transaction was exempt from registration persuant to Regulation S of the Securities Act of 1933. Mr. Wachter is a non-US person and the offer and sale of the shares of common stock took place outside the United States of America. The consideration for the shares of common stock was as follows:

1)   514,539 shares of common stock to convert the Ampang Convertible Debenture in the amount of $154,361.64.

2)   407,561 shares of common stock to convert the Rick Wachter convertible debenture in the amount of $122,268.33.

3)   216,676 shares of common stock to repay Rick Wachter for advances made by Mr. Wachter in the amount of $65,002.83.

4)   3,333,334 shares of common stock to compensate Mr. Wachter for services valued at $1,000,000.30.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 11th day of December, 2006.

SOUTH SHORE RESOURCES INC.

BY:	RICK WACHTER
Rick Wachter, President